Abatix Corp.and Subsidiary (“Abatix”)

Code of Business Conduct and Ethics for Directors, Officers and Employees

POLICY SUMMARY

The policy of Abatix is to comply with all applicable laws and to adhere to the highest ethical standards in the conduct of our business.

PURPOSE

Our goal is for Abatix to be known, trusted and respected as one of the best enterprises in the world. To do that requires strong financial and ethical performance. This Code of Business Conduct and Ethics policy (“The Code”) provides general principles to follow to ensure that each of its directors, officers and employees act responsibly and maintain the highest standards of personal and professional integrity in all aspects of their daily activity.

This Code is designed to promote:

  Compliance with applicable governmental law, rules and regulations;
  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
  Full, fair, accurate, timely and understandable disclosure in periodic reports and other filings with the Securities and Exchange Commission and in other public communications made by the Company;
  Avoidance of conflicts of interest, including disclosure of any material transaction or relationship that reasonably could be expected to give rise to such conflict;
  The prompt internal reporting of violations of this Code; and
  Accountability for adherence to this Code.

RESPONSIBILITY

It is each director, officer and/or employee’s responsibility to acquire and maintain a working knowledge of the business laws and ethics policies as applicable to their responsibilities with the Company, both by studying this Policy and other materials given to the employee by the Company, and by reading publications and other generally available sources of information about these matters. If a director, officer or employee has a question as to the proper application of this Policy or about what is required by law in any given situation, they should consult with the company’s legal counsel.

PROCEDURE

1.0   Professional Conduct

Our stockholders, customers and other parties with whom we do business have strong views about our Company, and, as its suppliers, we need to promote values and behavior that enhance the Company’s reputation within the community. It is imperative that we conduct our professional and business activities with complete integrity, fair dealing and in a manner that inspires the confidence and trust of our stockholders, customers and suppliers.

2.0   Compliance with Laws, Rules and Regulations

Obeying the law, both in letter and in spirit, is the foundation on which this Company’s ethical standards are built. All directors, officers and employees must respect and obey the laws of the cities, states and countries in which we operate.

3.0   Conflicts of Interest

All directors, officers and employees shall conduct their personal business and private affairs so as to avoid any actual or potential conflicts of interest between themselves and the Company and shall take immediate and appropriate action to resolve any conflict of interest which actually arises. A “conflict of interest” arises when one’s judgment is or may be influenced by considerations of improper personal gain or benefit.

Examples of potential conflicts of interest include, but are not limited to, the following:

  Investing in any company that sells products or services similar to the Company’s, or any company doing or seeking to do business with the Company (other than relatively small investments in securities widely held by the general public);
  Simultaneously working or acting as a consultant or board member for or on behalf of a competitor, customer or supplier;
  Owning, directly or indirectly, an ownership interest in any entity that competes with the Company;
  Placing Company business with relatives or friends, or working on a Company project that will have a direct impact on the financial interests of relatives or friends;
  Receipt of an improper personal benefit or gain as a result of one’s position in the Company; and
  Personal relationship with other employees or vendors that affects one’s ability to do one’s job or disrupts the workplace.

Conflicts of interest are prohibited as a matter of Company Policy, except as specifically and expressly approved by the Board of Directors. Conflicts of interest may not always be easily discernable, so if you have any questions, you should consult with management, the Company’s legal counsel and/or refer to the Team Member Reference Manual.

4.0   Insider Trading

It is both unethical and illegal to buy, sell, trade or otherwise participate in transactions involving securities of the Company while in possession of material information concerning the Company that has not been released to the general public. Securities laws may be violated if any director, officer, employee, or any of his or her relatives or friends, trade in securities of the Company while in possession of such “inside” information. All non-public information about the Company should be considered confidential “inside” information. Anyone with access to such confidential “inside” information is prohibited from using or sharing such information for stock trading purposes, including trading of the Abatix stock fund in the Company’s 401K plan, or for any purpose other than to conduct Company business.

5.0   Corporate Opportunities

Directors, officers and employees are prohibited from taking for themselves any opportunity that is discovered through the use of corporate property, information or position without the consent of the Board of Directors. No director, officer or employee may use corporate property, information, or position for improper personal gain. Directors, officers and employees owe a duty to the Company to advance its legitimate business interests when the opportunity to do so arises.

6.0   Competition and Fair Dealing

We seek to outperform our competition fairly and honestly. We seek competitive advantages through superior performance and never through unethical or illegal business practices.

Stealing proprietary information, possessing trade secret information that was obtained without the owner’s consent, or inducing such disclosures by past or present employees of other companies is prohibited. Each director, officer and employee should endeavor to respect the rights of and deal fairly with the Company’s customers, suppliers, competitors and employees. No unfair advantage should be taken of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair dealing practice.

7.0   Gifts and Entertainment

The purpose of business entertainment and gifts in a commercial setting is to create good will and to further working relationships. Any gift that is excessive and has the potential to unduly influence judgment should not be given or accepted. Gifts from suppliers or customers should not be solicited. Moreover, gifts of cash or cash equivalents are prohibited. Non-monetary, unsolicited gifts may not be accepted or given unless:

  The gifts are items of nominal intrinsic value (i.e., meals and refreshments, tickets to sporting events, small holiday gifts, etc.);
  The gifts do not create an express or implied understanding that the recipient is in any way obligated; or
  The gifts are low cost advertising and promotional materials, clearly marked with company or brand names (i.e., company pens, cups, etc.)

Employees must report to their supervisor any frequent gifts or offers of gifts received from one source and any offer of a gift, even if not accepted, that appears unusual or excessive.

8.0   Payments to Government Personnel

The U.S. Foreign Corrupt Practices Act prohibits the giving of anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business. Illegal payments to government officials of any country are strictly prohibited.

In addition, the U.S. government has a number of laws and regulations regarding business gratuities which may be accepted by U.S. government personnel. The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity is a violation of these rules and may not only violate Company policy, but may also be a criminal offense. State and local governments, as well as foreign governments, may have similar rules.

9.0   Discrimination and Harassment

The diversity of the Company’s employees is a tremendous asset. We are firmly committed to providing equal opportunity in all aspects of employment and will not tolerate any illegal discrimination or harassment of any kind. In addition, retaliation against individuals for raising claims of discrimination or harassment is prohibited.

10.0   Health and Safety

The Company strives to provide a safe and healthy work environment. Each of us share the responsibility for maintaining a safe and healthy workplace by following safety and health rules and practices and reporting accidents, injuries, unsafe equipment and any other unsafe practices or conditions. Further, misusing controlled substances or selling, manufacturing, distributing, possessing, using or being under the influence of illegal drugs on the job is absolutely prohibited.

11.0   Fair and Accurate Record-Keeping

The Company is committed to producing full, fair, accurate, timely and understandable disclosure in reports and documents that it files with, or submits to, the Securities and Exchange Commission and other regulators. Accordingly, the Company requires honest and accurate recording and reporting of information. All of the Company’s books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Company’s transactions and must conform both to applicable legal requirements and to the Company’s system of internal controls. By way of example, unrecorded or “off the books” funds or assets should not be maintained, only the true and actual number of hours worked should be reported, and business expense accounts must be documented and recorded accurately.

Business records and communications sometimes become public. Accordingly, we should avoid exaggeration, derogatory remarks, guesswork, or inappropriate characterizations of people and companies that may be misunderstood. This applies equally to e-mail, internal memos, and formal reports. Records should always be retained or destroyed according to the Company’s record retention policies. Inappropriate access or modifications to, or unauthorized destruction of, accounting or other business records is prohibited. These prohibitions apply to all business records and data, regardless of whether such data and records are in written form or electronically stored.

12.0   Confidentiality

Directors, officers and employees of the Company are expected to keep all nonpublic information regarding the Company, its business, employees, customers or suppliers confidential even if their employment with the Company ends. Confidential information may include such things as advertising and marketing plans, business plans, research and development, financial information, employment matters, supplier and customer information, software and documentation, and other information which is not generally known to the public.

13.0   Protection and Proper Use of Company Assets

All directors, officers and employees should endeavor to protect the Company’s assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Company’s profitability. Any suspected incident of fraud or theft should be immediately reported for proper handling. Company equipment should not be used for non-Company business, though incidental personal use may be permitted.

14.0   Observance of Authority Limits

The Company has established an authorization matrix that sets forth specific authority limits for the most common transactions conducted by officers, managers and employees of the Company. All employees are required to observe these limits. Any action that an individual may take beyond the limits of their authority will be deemed to be a violation of this Code and will become the responsibility of the individual, not Abatix. If anyone has questions concerning whether or not he or she is authorized to take a particular action, he or she should raise the question to senior management.

15.0   Waivers of the Code of Business Conduct and Ethics

Any waiver of this Code may be made only by the Board of Directors, which will ascertain whether a waiver is appropriate and ensure that the waiver is accompanied by appropriate controls designed to protect the Company. Any waiver concerning a director or executive officer of the Company shall be promptly disclosed to the stockholders by the Company on a Form 8-K, along with the reasons for the waiver.

16.0   Reporting Illegal or Unethical Behavior

If you become aware of an ethical issue and/or possible violation of this Code it is your responsibility to promptly report it. It is the policy of the Company not to permit retaliation for an employee’s good faith report of questionable behavior and/or misconduct by another. Employees are expected to cooperate in internal investigations of alleged misconduct. The following steps should act as a guide when reporting violations of this Code:

  Discuss the problem with your supervisor. In many cases, your supervisor may be more knowledgeable about the issue and will appreciate being brought into the decision-making process.
  In the rare case where it may not be appropriate to discuss an issue with your supervisor or where you do not feel comfortable approaching your supervisor with your question, discuss it with Human Resources at 214-381-0322; or
  Make a confidential, anonymous submission regarding the issue through Ethicspoint via the web @ www.ethicspoint.com or the toll-free hotline by calling toll free 866-ETHICSP. Upon receipt of a complaint, Ethicspoint will forward the complaint to the Company’s Board of Directors for investigation. The Ethicspoint system is completely confidential, easy to use and accessible 24-hours a day from any place in the world.

17.0   Compliance Procedures

We must all work together to ensure compliance with this Code. In some situations, however, it may be difficult to determine whether certain conduct is improper and unethical. Since every situation that may arise cannot be anticipated, the following steps should act as a guide when faced with difficult questions or problems:

  Make sure you have all the facts. In order to reach the right solution, we must be as informed as possible.
  Ask yourself: What specifically am I being asked to do? Does it seem unethical or improper? This will enable you to focus on the specific issue you are faced with, and the alternatives that are available. Use your judgment and common sense; if something seems unethical or improper, it probably is.
  Clarify your responsibility and role. In most situations, there is shared responsibility. Are your colleagues informed? It may help to get others involved and discuss the issue.
  Always ask first, act later; if you are unsure of what to do in any situation, seek guidance before you act.
  Report the alleged violation. See Section 16 of this Code.

18.0   Accountability for Adherence to this Code

All directors, officers and employees are responsible for reporting any fact or circumstance which they know has resulted or will result in a violation of this Code. After the Board of Directors is notified of an alleged activity, they will convene a meeting, conduct an investigation and deliberate on the facts. The Board of Directors will hire professional advisors to help with the process if it is deemed necessary. The Board of Directors has the ultimate and final responsibility for determining whether a potential or actual violation exists and will take whatever disciplinary or other action it deems appropriate to protect the Company, including, without limitation, the termination of the individual(s) responsible for the violation. For further information concerning reporting guidelines please see Section 16 and 17 of this Code.

19.0   Acknowledgment

I acknowledge that I have received and read this Code of Business Conduct and Ethics and understand my obligation as an employee to comply with the principles, policies and laws outlined in the Code. This Code should be read in conjunction with the Team Member Reference Manual and all other Company policies.

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